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                                                                  EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 9, 1996 appearing on page 22 of Barrett Business Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.





PRICE WATERHOUSE LLP

Portland, Oregon
July 8, 1996